UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     October 30, 2008 (October 31, 2008)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

On October 30, 2008, Brown-Forman Corporation issued a press release, a copy of which is furnished herewith as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

 (d)  Exhibits
      99.1       Press Release, dated October 30, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   October 31, 2008                   By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President, Associate
                                                General Counsel and Assistant
                                                Corporate Secretary



Exhibit Index

Exhibit
Number     Description

99.1       Press Release, dated October 30, 2008, issued by Brown-Forman
           Corporation.

                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN COMPLETES STOCK DISTRIBUTION

Louisville, KY, October 30, 2008 (NYSE: BFA & BFB) - On October 27, 2008 Brown-Forman completed its stock distribution of one share of Class B common stock for every four shares of either Class A or Class B common stock held, with fractional shares paid in cash. The distribution was previously announced on September 29, 2008. Upon completion of the distribution, outstanding shares of Class A totaled 56,609,413 and outstanding Class B shares totaled 94,278,363. Brown-Forman Class A and Class B shares began trading on the NYSE on a price-adjusted basis on October 28, 2008. As of the close of the NYSE today, the Company's total market capitalization was approximately $6.9 billion on an aggregate of 150,887,776 shares outstanding.

According to Brown-Forman's corporate charter, each share of Class A common stock and Class B common stock is entitled to the same rights as every other share of common stock in distributions of earnings, including cash dividends. Accordingly, any future cash dividends declared will reflect the greater number of total shares outstanding after the stock distribution. In addition, all per-share amounts in the company's subsequent financial statements will reflect the stock distribution. For example, for the three months ended July 31, 2008, with an additional 25% more common shares outstanding, earnings per share for that quarter on each class of stock will be adjusted from $0.73 to approximately $0.58 and cash dividends per share will be adjusted from $0.34 to approximately $0.27.

Brown-Forman Corporation is a producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Tequila Herradura, el Jimador Tequila, Canadian Mist, Fetzer and Bolla Wines, and Korbel California Champagnes.